UNITED STATES SECURITIES AND

EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 24, 2007

ENTERRA SYSTEMS INC.

(Exact name of registrant as specified in its charter)

British Columbia

(State or other jurisdiction of incorporation)

333-131869

(Commission File Number)

N/A

(IRS Employer Identification No.)

300 – 1000 West 14th Street, North Vancouver, British Columbia, Canada V7P 3P3

(Address of principal executive offices and Zip Code)

(604) 990-1255

(Registrant's telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

Effective May 24, 2007, Mauro Baessato resigned as our President and a director of our company and Franco Perrota resigned as a director of our company.

Our company no longer has any officers or a board of directors.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENTERRA SYSTEMS INC.

/s/ Mauro Baessato

Mauro Baessato

President and Director

Date:	May 24, 2007

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